EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Eugene B. Witkowicz, Executive Vice President, Chief Financial Officer and Corporate Secretary of TierOne Corporation (the "Company"), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

      (1) The Annual Report on Form 10-K of the Company for the year ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 5, 2004               By: /s/ Eugene B. Witkowicz
                                     ------------------------------------------
                                     Eugene B. Witkowicz, Executive Vice
                                     President and Chief Financial Officer

Note: A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to TierOne Corporation and will be retained by TierOne Corporation and furnished to the Securities and Exchange Commission or its staff upon request.